EXHBIT 16.1

                               HENRY SCHIFFER, CPA
                           AN ACCOUNTANCY CORPORATION
                         315 S. BEVERLY DRIVE, SUITE 211
                             BEVERLY HILLS, CA 90212
                            TELEPHONE: (310) 286-6830
                            FACSIMILE: (310) 286-6840


February  18,  2004


Securities  and  Exchange  Commission
450  5th  Street  NW
Washington,  DC  20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of DCM Enterprises, Inc. dated February 5th, 2003.

Sincerely,

/s/  Henry  Schiffer
Henry  Schiffer,  CPA


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